EXHIBIT 99.1

CERTIFICATION OF PERIODIC REPORT

I, Bruce C. Edwards, President and Chief Executive Officer of Powerwave Technologies, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 29, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	October 31, 2002	By:	/s/ BRUCE C. EDWARDS
Bruce C. Edwards President and Chief Executive Officer Powerwave Technologies, Inc.